THE VANTAGEPOINT FUNDS Asset Allocation Fund Ticker Symbol: VPAAX
SUMMARY PROSPECTUS • MAY 1, 2010

Before you invest you may want to review The Vantagepoint Funds’ prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated May 1, 2010, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.icmarc.org/vpprospectus. You can also get this information at no cost by calling 800-669-7400 or by sending an email request to investorservices@icmarc.org.

 Investment Objective

To offer long-term capital growth at a lower level of risk than an all-equity portfolio.

 Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Transaction fees	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

Management fees	0.10%

Subadviser fees	0.29%

Other expenses	0.42%

Total annual fund operating expenses	0.81%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$83

3 years	$260

5 years	$451

10 years	$1,005

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

 Investments, Risks, and Performance

Principal Investment Strategies
Under normal circumstances, the Fund allocates its assets among U.S. common stocks, U.S. Treasury securities, and investment grade short-term fixed income securities in proportions determined by the Fund’s subadviser, based on relative expected returns and risk for each asset class. The Fund’s subadviser applies a tactical asset allocation strategy based on systematic assessment of specific criteria such as expected long-term asset class returns, valuation measures, economic and monetary indicators, and financial market conditions. “Investment grade” fixed income securities are those securities rated within the four highest grades by a major ratings agency or are unrated securities that the Fund’s subadviser determines are of comparable quality.

The Fund’s investments in common stocks may range from 0% to 100% of the Fund’s net assets; however, under normal circumstances, such investments will range from 40% to 70% of the Fund’s net assets. A common stock allocation as high as 100% of net assets could occur when the Fund’s subadviser believes that the market value of stocks, as an asset class, is less than their true value, combined with a sustained period of below average interest rates. The Fund invests the rest of its assets in U.S. Treasury securities and short-term fixed income securities; an allocation as high as 100% of the Fund’s net assets to either of these two security types could occur when the Fund’s subadviser believes those security types offer a better return opportunity than stocks, typically during a period when interest rates are above their historical average and when the subadviser believes stocks are valued at levels above their true value.

The Fund’s stock allocation is passively managed and designed to approximate the investment characteristics and performance of the S&P 500 Index. The U.S. Treasury allocation is passively managed to seek to approximate the investment characteristics and performance of the Barclays Capital U.S. Long Treasury Bond Index.

Stock and U.S. Treasury exposure may be obtained or adjusted by using S&P 500 Index and U.S. Treasury note and bond futures. Fund investments in futures are limited to 10% of the Fund’s net assets but normally will not exceed 5% of the Fund’s net assets.

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Principal Investment Risks
There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:

Stock Market Risk
Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Interest Rate Risk
Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase.

Credit Risk
An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.

Derivative Instruments Risk
Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.

 Risk/Return Bar Chart and Table

The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index, a custom benchmark, and a group of mutual funds with similar investment objectives. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

Best Quarter	Worst Quarter
15.07%	-21.19%
(2nd Qtr 2003)	(4th Qtr 2008)

Average Annual Total Returns
(for the periods ended
December 31, 2009)	1 year	5 years	10 years
Asset Allocation Fund

Return before taxes	17.62%	-0.92%	0.51%

Return after taxes on distributions	17.37%	-1.44%	-0.35%

Return after taxes on distributions and sale of fund shares	11.79%	-0.85%	0.13%

S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

Custom Benchmark (reflects no deduction for fees, expenses, or taxes)	13.24%	2.28%	1.97%

Morningstar Moderate Allocation Funds Average (reflects no deduction for taxes)	24.13%	1.98%	2.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts.

Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of 65% S&P 500 Index, 25% Barclays Capital U.S. Long Treasury Bond Index, and 10% 91-Day T-Bills.

 Management

Investment Adviser: Vantagepoint Investment Advisers, LLC (“VIA”)

Subadviser:

Mellon Capital Management Corporation.
Name	Title with Subadviser	Length of Service
Vassilis Dagioglu	Managing Director, Asset Allocation	Portfolio Manager of the Fund since May 2010

James H. Stavena	Managing Director, Asset Allocation	Portfolio Manager of the Fund since 2009

Purchase and Sale of Fund Shares
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).

Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”) or a VantageCare RHS Employer Investment Program (“EIP”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 for an IRA account withdrawal form or Client Services at 800-326-7272 for an EIP account redemption form.

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Tax Information
Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed when they are received.

Financial Intermediary Compensation
The Fund’s distributor has entered into an agreement with an unaffiliated broker-dealer wherein, under certain circumstances, the distributor will reimburse the broker-dealer a portion of the transaction and exchange fees charged to the broker-dealer by its clearing firm in connection with the broker-dealer’s transactions in Fund shares.

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ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4240

BRC000-072-201005-C2028

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